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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 333-68703, 333-52035, 333-24831, 333-00535,
033-59153) of our report dated January 25, 1999, appearing on page 49 of Cypress Semiconductor Corporation's Annual Report on Form 10-K for the year ended January 3, 1999.


PricewaterhouseCoopers LLP

San Jose, California
March 24, 1999